As filed with the Securities and Exchange Commission on May 31, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2018 – March 31, 2019

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report March 31, 2019 (Unaudited) Advised by: SKBA Capital Management, LLC www.baywoodfunds.com

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting the Fund at (855) 409-2297 or baywoodfunds.ta@atlanticfundservices.com or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (855) 409-2297 or baywoodfunds.ta@ atlanticfundservices.com or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to the Baywood ValuePlus Fund or the Baywood SociallyResponsible Fund.

BAYWOOD VALUEPLUS FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2019

Dear Shareholders,

We are pleased to report our economic and financial market perspectives and the investment activities for the Baywood ValuePlus Fund (the “Fund”) for the six months ended March 31, 2019. The Fund is a large capitalization value-oriented portfolio of stock holdings selected from a universe of dividend-paying companies traded on U.S. exchanges. SKBA attempts to identify candidates for purchase that appear to have low expectations and pessimism already reflected in their current valuations by using its Relative Dividend Yield (RDY) discipline, which compares each stock’s yield history to SKBA’s own yield index of 500 large dividend-paying companies. A high RDY compared to a stock’s own history that captures such pessimism provides a useful starting point for research into each stock’s underlying fundamentals.

The longest streak of consecutive years of positive returns in the stock market was broken with the stock market’s plunge in the fourth quarter of 2018. With the market’s trough on Christmas Eve, producing the single worst decline on this day since the Great Depression, many investors concluded that stocks had finally entered a new bear market. Amidst these fears, we did not share the consensus in the market that the U.S. was headed for recession. And indeed, the stock market shifted from “famine” back to “feast” with the sharp advance in the first quarter of 2019. The market’s overall action took the shape of a “V” over the two quarters.

After a string of years outperforming our value benchmarks and after also outperforming them in the first nine months of 2018, the sharp decline in the fall caused ValuePlus to lag the benchmark beginning this new fiscal year. We had not in some time underperformed in a down period yet it has often been the case that in the initial phases of a market decline, stock prices fall indiscriminate of changes in their underlying fundamentals. Yet usually in short order, ValuePlus stocks typically begin holding up better than the overall market. In October, the widespread decline in the average stock continued throughout the month. After the bounce in November, SKBA’s stocks began to demonstrate downside protection during the market’s plunge in December; not enough, however, to overcome the indiscriminate selling witnessed in October.

The rebound so far in 2019 followed a more typical pattern of recovery. SKBA maintained our belief in the likelihood of a market recovery. The team continued owning and adding to out-of-favor stocks with pro-cyclical exposure to the economy. Indeed, the fourth quarter decline provided the opportunity to “high grade” positions (selling a slightly lower quality company in favor of a newly cheap higher quality company) or to take advantage of newly depressed valuations. Yet such out-of-favor stocks often are not the “hot dots” that drive the market higher in a robust advance. Such was the case between January and March. New positions were established during the six months in companies such as Brookfield Properties, Citigroup, Comcast, Dominion Energy, Lear, Packaging Corp, Phillips 66, and TE Connectivity. Cummins has already become one of the top holdings in this strategy. It is a high quality company, with superior returns on capital, that has seen unusually large declines in its price despite a leading global market position in engines. The declines began earlier in the year when it reported larger than usual warranty expenses that should prove to be one-time in nature. The near indiscriminate market sell-off during the fourth quarter further pushed the stock into our welcoming hands. It is rare we get to purchase great companies at such distressed prices outside the depths of a recession. Furthermore, Cummins is one of the only truck engine manufacturers whose engines are in compliance with new regulations being enacted around the world which helps cement its position as a leading engine manufacturer. These new positions were established in place of prior holdings that include a combination of past winners and losers such as Exelon, L Brands, Microsoft, Novo Nordisk, Valero Energy, and WestRock. We believe the recent high-grading, based on our continued focus on our underlying valuation disciplines and fundamental research, will position the Fund well for the future.

For the six-month period as a whole, part of the total underperformance was created by the Fund’s overweight in energy, the single worst performing sector over the period with a greater than 10% decline, and the underweight in utilities, the single best performing sector with a greater than 13% gain using the S&P 500 Value benchmark results. SKBA has underweighted electric utilities for some time due to both valuation and fundamental concerns, but the sector responded positively in the fashion of a bond substitute with the decline in Treasury bond yields in the fourth quarter and the continued decline in the first quarter. We believe it is unlikely that the recent selective flight to safety will continue. In contrast, we believe energy stocks will benefit from the recovery of WTI prices (using West Texas Intermediate oil) back into the $60 plus range and see no reason to reverse course with our underweight of utilities. While Chevron (up 3%) fully recovered its fourth quarter losses in the first quarter, even the large quarterly gains in the first quarter did not offset the fourth quarter declines for Occidental Petroleum (with -18% for the six months) and Schlumberger (-27%). We believe the lag will prove to be temporary as the rise in oil prices should produce positive earnings surprises as the year progresses.

Whereas energy stands out as the worst performing sector in the Fund in both an absolute and relative sense, consumer staples produced the best absolute and relative returns of any sector for ValuePlus. Having been underweight staples for a few years, price declines provided the opportunity to raise weights in the group during the spring and summer of 2018. Kimberly Clark, Mondelez, PepsiCo,

BAYWOOD VALUEPLUS FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2019

and Walmart all held up well in the downturn and continued to see gains in the recovery. Each produced gains in the teens except for Walmart with its 5% advance.

In addition to consumer staples, holdings in the industrials sector, Cummins (up 9%), Johnson Controls (up 7%), and Union Pacific (up %) all produced net positive returns for the entire period, compared to the benchmark’s 2% decline. Overall, we have maintained our weights in staples and increased those in industrials as an attractive balance of defensive and offensive sector characteristics.

While healthcare is traditionally a defensive sector, pharmaceuticals have generally lagged due to concern over pricing power and possible price controls. Among our holdings, AbbVie, Amgen, and Gilead Sciences fell victim to this investor aversion. We can attempt to find issues with each of these companies yet lackluster performance is better explained by looking at the overall sector. There have been very few “winners” recently due to bipartisan political desire to control spiraling healthcare costs. We are coming up on an election in 2020, after all, and officials and candidates are vying for as many votes as possible. While controlling costs is a noble objective, consensus, let alone implementation, will take time. Stock prices rarely wait for final outcomes, however. We believe this to be the prevailing reason for weakness across the industry and we remain underweight the sector.

As we look towards the second half of the year, we’re inclined to suggest that the recent bout of volatility will moderate. We would not, however, suggest that calm will remain for very long. With trade tensions, aging economic expansions and contentious elections on the not-too-distant horizon, there are plenty of reasons for “vol” to rear its ugly head once again. Yet these are the environments we seek in order to capture mis-pricings. Those mis-pricings are what improve prospective total returns with lower risk levels; the combination of locking in attractive dividend yields as stock prices have declined for temporary reasons. We look forward to this being the case over the next six months. This generally simple yet difficult to adhere to strategy has served us and Fund shareholders well in the past and should continue to in the future.

Current and future portfolio holdings are subject to change and risk.

The Morningstar category is used to compare fund performance to its peers. It is not possible to invest directly into an index or category. Past performance is no guarantee of future results.

Risk Considerations: Mutual fund investing involves risk, including the possible loss of principal. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

BAYWOOD VALUEPLUS FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2019

The following charts reflect the change in the value of a hypothetical $10,000 investment in Investor Shares and a hypothetical $10,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Baywood ValuePlus Fund (the “Fund”) compared with the performance of the benchmarks, Morningstar Large Value Index, and the secondary benchmark, S&P 500 Value TR Index (the “indices”), since inception. The Morningstar US Large Value TR Index measures the performance of large-cap stocks with relatively low prices given anticipated per share earnings, book value, cash flow, sales and dividends. The S&P 500 Value TR Index is a market capitalization weighted index. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. Morningstar US Large Value TR Index and S&P 500 Value TR Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Baywood ValuePlus Fund Investor Shares*	-0.15%	6.24%	13.39%
Morningstar US Large Value TR Index	7.17%	8.45%	13.19%
S&P 500 Value TR	5.93%	8.05%	14.49%

*	The Fund’s Investor Shares performance for periods prior to the commencement of operations (12/2/13) is that of a collective investment trust managed by the Fund’s Advisor and portfolio management team. The Investor Shares of the collective investment trust commenced operations on June 27, 2008.

BAYWOOD VALUEPLUS FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2019

Comparison of Change in Value of a $10,000 Investment
Institutional Shares vs. Morningstar US Large Value TR Index and S&P 500 Value TR Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Since Inception (05/02/11)
Baywood ValuePlus Fund Institutional Shares*	0.15%	6.53%	13.61%
Morningstar US Large Value TR Index	7.17%	8.45%	13.19%
S&P 500 Value TR	5.93%	8.05%	14.49%

*	The Fund’s Institutional Shares performance for periods prior to the commencement of operations (12/2/13) is that of a collective investment trust managed by the Fund’s Advisor and portfolio management team. The Institutional Shares of the collective investment trust commenced operations on May 2, 2011.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 6.79% and 8.83%, respectively. However, the Fund’s advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.95% and 0.70% for Investor Shares and Institutional Shares, respectively, through January 31, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The advisor may be reimbursed by each Fund for fees waived and expenses reimbursed by the advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 409-2297.

BAYWOOD VALUEPLUS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Common Stock - 94.8%
Basic Materials - 4.9%
400	DowDuPont, Inc.	$21,324
1,160	Nutrien, Ltd.	61,202
500	Packaging Corp. of America	49,690
		132,216
Capital Goods / Industrials - 8.3%
600	Cummins, Inc.	94,722
500	Eaton Corp. PLC	40,280
1,300	Johnson Controls International PLC	48,022
500	TE Connectivity, Ltd.	40,375
		223,399
Communication Services - 5.9%
3,200	CenturyLink, Inc.	38,368
1,400	Comcast Corp., Class A	55,972
1,100	Verizon Communications, Inc.	65,043
		159,383
Consumer Discretionary - 6.1%
200	Lear Corp.	27,142
1,800	Tapestry, Inc.	58,482
1,000	Target Corp.	80,260
		165,884
Consumer Staples - 8.7%
300	Kimberly-Clark Corp.	37,170
800	Molson Coors Brewing Co., Class B	47,720
900	Mondelez International, Inc., Class A	44,928
300	PepsiCo., Inc.	36,765
700	Walmart, Inc.	68,271
		234,854
Energy - 12.1%
600	BP PLC, ADR	26,232
500	Chevron Corp.	61,590
400	ConocoPhillips	26,696
800	Helmerich & Payne, Inc.	44,448
1,100	Occidental Petroleum Corp.	72,820
400	Phillips 66	38,068
1,300	Schlumberger, Ltd.	56,641
		326,495
Financials - 19.2%
1,700	American International Group, Inc.	73,202
700	BOK Financial Corp.	57,085
140	Chubb, Ltd.	19,611
1,000	Citigroup, Inc.	62,220
700	FNF Group	25,585
400	M&T Bank Corp.	62,808
1,400	MetLife, Inc.	59,598
1,800	Morgan Stanley	75,960
700	Prosperity Bancshares, Inc.	48,342
700	U.S. Bancorp	33,733
		518,144
Health Care - 11.8%
500	AbbVie, Inc.	40,295
300	Amgen, Inc.	56,994
1,000	AstraZeneca PLC, ADR	40,430
700	Gilead Sciences, Inc.	45,507
2,000	Koninklijke Philips NV, ADR	81,720
600	Medtronic PLC	54,648
		319,594
Real Estate - 5.1%
1,900	Brookfield Property REIT, Inc.	38,931
1,100	Taubman Centers, Inc. REIT	58,168
1,500	Weyerhaeuser Co. REIT	39,510
		136,609

Shares	Security Description	Value
Technology - 8.9%
1,900	Cisco Systems, Inc.	$102,581
2,100	HP, Inc.	40,803
1,300	Intel Corp.	69,810
200	International Business Machines Corp.	28,220
		241,414
Transportation - 1.8%
300	Union Pacific Corp.	50,160
Utilities - 2.0%
700	Dominion Energy, Inc.	53,662
Total Common Stock (Cost $2,356,494)		2,561,814

Shares	Security Description	Value
Money Market Fund - 4.2%
113,019	Federated Government Obligations Fund, Institutional Class, 2.30% (a)
	(Cost $113,019)	113,019
Investments, at value - 99.0% (Cost $2,469,513)		$2,674,833
Other Assets & Liabilities, Net - 1.0%		26,426
Net Assets - 100.0%		$2,701,259

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

The following is a summary of the inputs used to value the Fund's instruments as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$2,561,814
Level 2 - Other Significant Observable Inputs	113,019
Level 3 - Significant Unobservable Inputs	–
Total	$2,674,833

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	4.9%
Capital Goods / Industrials	8.4%
Communication Services	6.0%
Consumer Discretionary	6.2%
Consumer Staples	8.8%
Energy	12.2%
Financials	19.4%
Health Care	11.9%
Real Estate	5.1%
Technology	9.0%
Transportation	1.9%
Utilities	2.0%
Money Market Fund	4.2%
100.0%

See Notes to Financial Statements.

BAYWOOD VALUEPLUS FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

ASSETS
Investments, at value (Cost $2,469,513)	$2,674,833
Receivables:
Fund shares sold	1,781
Investment securities sold	9,132
Dividends	5,896
From investment advisor	13,029
Prepaid expenses	20,545
Total Assets	2,725,216

LIABILITIES
Payables:
Investment securities purchased	5,222
Accrued Liabilities:
Trustees’ fees and expenses	22
Fund services fees	5,208
Other expenses	13,505
Total Liabilities	23,957
NET ASSETS	$2,701,259

COMPONENTS OF NET ASSETS
Paid-in capital	$2,385,462
Distributable earnings	315,797
NET ASSETS	$2,701,259
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	111,497
Institutional Shares	52,096

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $1,838,022)	$16.48
Institutional Shares (based on net assets of $863,237)	$16.57

See Notes to Financial Statements.

BAYWOOD VALUEPLUS FUND

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $163)	$42,944
Total Investment Income	42,944

EXPENSES
Investment advisor fees	6,611
Fund services fees	33,321
Transfer agent fees:
Investor Shares	9,214
Institutional Shares	9,313
Distribution fees:
Investor Shares	2,230
Custodian fees	2,543
Registration fees:
Investor Shares	8,196
Institutional Shares	8,269
Professional fees	11,118
Trustees' fees and expenses	981
Other expenses	13,619
Total Expenses	105,415
Fees waived and expenses reimbursed	(93,931)
Net Expenses	11,484

NET INVESTMENT INCOME	31,460

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	119,340
Net change in unrealized appreciation (depreciation) on investments	(301,060)
NET REALIZED AND UNREALIZED LOSS	(181,720)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(150,260)

See Notes to Financial Statements.

BAYWOOD VALUEPLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2019	For the Year Ended September 30, 2018
OPERATIONS
Net investment income	$31,460	$52,117
Net realized gain	119,340	113,563
Net change in unrealized appreciation (depreciation)	(301,060)	143,093
Increase (Decrease) in Net Assets Resulting from Operations	(150,260)	308,773

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(103,614)	(82,827)*
Institutional Shares	(51,493)	(39,334)**
Total Distributions Paid	(155,107)	(122,161)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	7,650	12,064
Institutional Shares	397,998	137,213
Reinvestment of distributions:
Investor Shares	103,297	82,750
Institutional Shares	51,493	39,334
Redemption of shares:
Investor Shares	(3,664)	(1,103)
Institutional Shares	(426,319)	(8,552)
Increase in Net Assets from Capital Share Transactions	130,455	261,706
Increase (Decrease) in Net Assets	(174,912)	448,318

NET ASSETS
Beginning of Period	2,876,171	2,427,853
End of Period	$2,701,259	$2,876,171 ***

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	471	649
Institutional Shares	26,006	7,574
Reinvestment of distributions:
Investor Shares	6,656	4,630
Institutional Shares	3,304	2,189
Redemption of shares:
Investor Shares	(220)	(62)
Institutional Shares	(27,469)	(474)
Increase in Shares	8,748	14,506

*	Distribution was the result of net investment income and net realized gain of $31,550 and $51,277, respectively, at September 30, 2018.
**	Distribution was the result of net investment income and net realized gain of $16,732 and $22,602, respectively, at September 30, 2018.
***	Includes undistributed net investment income of $5,683 at September 30, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.

BAYWOOD VALUEPLUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)		For the Year Ended November 30, 2015	December 2, 2013 (b) Through November 30, 2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$18.55		$17.28	$15.52	$16.90		$19.28	$17.47
INVESTMENT OPERATIONS
Net investment income (c)	0.19		0.33	0.33	0.26		0.34	0.36
Net realized and unrealized gain (loss)	(1.27)		1.77	2.02	0.93		(1.06)	1.49
Total from Investment Operations	(1.08)		2.10	2.35	1.19		(0.72)	1.85

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.18)		(0.31)	(0.32)	(2.20)		(0.26)	(0.04)
Net realized gain	(0.81)		(0.52)	(0.27)	(0.37)		(1.40)	–
Total Distributions to Shareholders	(0.99)		(0.83)	(0.59)	(2.57)		(1.66)	(0.04)
NET ASSET VALUE, End of Year	$16.48		$18.55	$17.28	$15.52		$16.90	$19.28
TOTAL RETURN	(5.48	)%(d)	12.35%	15.32%	8.40	%(d)	(3.86)%	10.59	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$1,838		$1,940	$1,717	$1,699		$1,362	$1,471
Ratios to Average Net Assets:
Net investment income	2.31	%(e)	1.84%	2.03%	2.07	%(e)	1.97%	1.98	%(e)
Net expenses	0.95	%(e)	0.95%	0.95%	0.95	%(e)	0.95%	0.95	%(e)
Gross expenses (f)	7.28	%(e)	6.79%	7.67%	9.43	%(e)	5.80%	4.54	%(e)
PORTFOLIO TURNOVER RATE	28	%(d)	34%	48%	22	%(d)	32%	35	%(d)

(a)	Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 to March 31, 2016.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

BAYWOOD VALUEPLUS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2018		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016 (a)		For the Year Ended November 30, 2015	December 2, 2013 (b) Through November 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$18.63		$17.36	$15.59	$17.00		$19.42	$17.56
INVESTMENT OPERATIONS
Net investment income (c)	0.21		0.38	0.38	0.29		0.39	0.41
Net realized and unrealized gain (loss)	(1.26)		1.76	2.02	0.94		(1.06)	1.50
Total from Investment Operations	(1.05)		2.14	2.40	1.23		(0.67)	1.91

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)		(0.35)	(0.36)	(2.27)		(0.35)	(0.05)
Net realized gain	(0.81)		(0.52)	(0.27)	(0.37)		(1.40)	–
Total Distributions to Shareholders	(1.01)		(0.87)	(0.63)	(2.64)		(1.75)	(0.05)
NET ASSET VALUE, End of Period	$16.57		$18.63	$17.36	$15.59		$17.00	$19.42
TOTAL RETURN	(5.28	)%(d)	12.57%	15.60%	8.65	%(d)	(3.58)%	10.87	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$863		$936	$711	$536		$426	$11,067
Ratios to Average Net Assets:
Net investment income	2.53	%(e)	2.10%	2.28%	2.30	%(e)	2.23%	2.26	%(e)
Net expenses	0.70	%(e)	0.70%	0.70%	0.70	%(e)	0.70%	0.70	%(e)
Gross expenses (f)	9.41	%(e)	8.83%	11.16%	14.43	%(e)	2.09%	2.50	%(e)
PORTFOLIO TURNOVER RATE	28	%(d)	34%	48%	22	%(d)	32%	35	%(d)

(a)	Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 to March 31, 2016.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during each period.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

BAYWOOD SOCIALLYRESPONSIBLE FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2019

Dear Shareholder,

We are pleased to report our economic and financial market perspectives and the investment activities for the Baywood SociallyResponsible Fund (the “Fund”) for the six months ended March 31, 2019. The Fund is a mid-to-large capitalization value-oriented portfolio of stock holdings selected from a universe of stocks created through the application of inclusionary and exclusionary social screens and assessments of the ESG profile of each company. Among these stocks, we further evaluate and assess each prospective holding’s valuation and fundamental business attraction to determine the current portfolio holdings. In selecting investments, we consider social criteria such as an issuer’s community relations, corporate governance, employee diversity, employee relations, environmental impact and sustainability, human rights record and product safety.

Just as we wrote in the previous semi-annual shareholder letter, the prior six months is better explained as a tale of two quarters. The fourth quarter witnessed one of the worst fourth quarter declines on record. Fears of a global economic slowdown, higher interest rates and a lingering trade war caused selling of a panic order. The sudden negative shift in investor sentiment during the fourth quarter resulted in a massive swing toward defensive sectors and industries, regardless of long-term fundamentals or valuation attraction. This was most dramatically seen in the swing in favor of utilities, few of which fit our ESG mandate for ownership, which was the only sector to record a positive return for the quarter. And as such, the Baywood SociallyResponsible fund underperformed in the fourth quarter.

For the fourth quarter of 2018, stock selection in healthcare, financial and energy sectors was responsible for much of the underperformance. The underweight position in energy added to returns, however the smaller, less carbon intensive companies that we have had exposure to in this strategy saw their prices decline much more than the large diversified energy companies. High yield dividend stocks in healthcare helped buoy the overall index’s returns as the sector returns were down half as much as the overall index. Not owning the largest and highest yielding stocks detracted from performance, however, and this “flight to safety” proved to be temporary. Many of these companies face pipeline drop-offs and their high dividend yields were indicative of an overall disbelief in their ability to grow earnings. Furthermore, some are also responsible for the significant price taking that has plagued the sector and, absent changes in industry practice, we will approach with caution. None of that mattered, however, when the panic set in and investors rushed into these and other “safety stocks” in the quarter.

“Safety stocks” in general were in-favor again after experiencing their long overdue declines in the first half of 2018 and this overall flight to safety was the single largest reason for the underperformance in the fourth quarter. Given performance differences in what are considered “safe” sectors and those that aren’t, we believe the opportunity set greatly increased in most sectors not considered defensive (industrials, autos, consumer discretionary) and also narrowed for those that are.

While we did not dismiss the factors weighing on the stock market nor the possibility of a continued economic slowdown, we believe the market had already discounted some of the worst-case scenarios. And so, we used the opportunity, as we have done many times over the years, to purchase companies, rather than sell. It has been our experience that when panicked investors sell, we stand to benefit as the willing purchaser of good companies at distressed prices. We added more new companies to the portfolio in the fourth quarter than we did in the rest of 2018.

The price declines in companies like Disney, CarMax, Aptiv and Cummins provided us the opportunity to continue to add to our portfolio of market-leading companies, with strong fundamental prospects at valuations not witnessed in a long time. Disney had long been out-of-reach in terms of its valuation. It’s not that we don’t like companies with dominant market share, high returns on capital and very large barriers to entry. It’s just that these companies tend to have the majority of their fundamental improvements already priced in. However, when major market dislocations such as these provide the opportunity, we tend to jump. Disney created a win-win situation by ceding certain assets from Sky to Comcast during the recent auction. Because it already holds a 39% position, Comcast’s bid only increased the value of its holdings and saved it the burden of the debt it would have needed to acquire the remaining position. Disney’s acquisition of Twenty-First Century Fox should provide it with the content that will continue to solidify its position as a premium content provider. As the company rebalances its sources of earnings away from sports, prepare yourselves to see an Avatar theme park ride and movie franchise in the not too distant future.

The entire auto vertical supply chain has seen price declines that can be compared to that of the financial crisis, which saw several automakers and parts suppliers file for bankruptcy. If one were to think those conditions were going to be repeated anytime soon, then valuations may begin to make sense, however, the conditions that were present in 2005-2008 that brought the industry to its knees are nowhere near close to being present today. The industry is much healthier due to renegotiated labor contracts, debt repayments/ renegotiations, reduced capacity and consolidation. Auto suppliers that were spun out of the OEMs have used the opportunity to increase investments in R&D, enabling meteoric technology advances in a once very staid and stagnant industry.

BAYWOOD SOCIALLYRESPONSIBLE FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2019

Aptiv is one such supplier, the largest of its kind, mostly focused on a new generation of evolving technology in autos. It is the premium supplier of connectors, sensors and software that will eventually enable autonomous driving on a large scale. It has been able to grow its revenues well above market rates by increasing the sales of its content per vehicle. It has very little debt and is well diversified across geographies. It is now one of the few suppliers focused on the emerging technology within autos and should continue to benefit from the increased penetration of electric vehicles and hybrids in the market as well as the penetration of active safety components in vehicles. Having declined nearly 40% from its peak it now trades at valuations suggestive of top-line declines over the next several years, we are delighted to add this top quality company to the portfolio at current prices. Additionally, we believe this company is a great fit in our SociallyResponsible Value strategy which aids in the reduction in traffic deaths, enables better fuel economy and can possibly help reduce the overall number of cars on the road.

Cummins is another high quality company, with superior returns on capital, that has seen unusually large declines in its price despite a leading global market position in engines. The declines began earlier in the year when it reported larger than usual warranty expenses that should prove to be one-time in nature. The near indiscriminate market sell-off during the fourth quarter further pushed the stock into our welcoming hands. It is rare we get to purchase great companies at such distressed prices outside the depths of a recession. Furthermore, Cummins is one of the only truck engine manufacturers whose engines are in compliance with new regulations being enacted around the world. Not only should the company benefit from this position, but it will aid in the reduction of emissions worldwide.

The second half of the period, the first quarter of 2019, somewhat vindicated our conviction to hold steady and stay the course. Volatility, broadly speaking, is not desirable when it comes with a reduction in the value of a portfolio. However, for us managers, it also brings about opportunity. When “disaster” struck in the fourth quarter of 2018 and the odds of an impending recession reached levels not witnessed in years, our opportunistic purchasing set the strategy up for the excess returns in the first quarter. This is a practice we have repeated over the years. After the ebullient markets of 2012 – 2014 in which the indices climbed seemingly without a stop, the volatility in the individual components that make up the market began to increase. In each case we were able to purchase good companies at large discounts to their underlying value. And while the strategy may underperform in the interim as the selling continues, the moves we made set the portfolio up for excess return potential over longer periods of time. The rebound in the first quarter typifies this pattern.

Additional factors that help explain returns in the first quarter can be reduced to a few explanatory notes. In this case, it was our affinity for managers who we consider somewhat like-minded. Brookfield Asset Management is a long-term holding in the strategy. It goes through periods in which its penchant for acquiring undervalued and selling over-valued assets mirrors SKBA’s buying of out-of-favor stocks and selling those in favor, respectively. Furthermore, we constantly survey the market for more opportunities like these, but often find that the value placed on them exceeds what we are willing to pay. Such has been the case for another like-minded manager who tends to be a lot more active during periods of heightened volatility, Oaktree Capital Group.

We initiated a position in the company during the first quarter after years of watching its stock price flail as the market had appropriately discounted that the type of environment that Oaktree excels in is not near. However, time has a way of resolving these things and with each passing day we get closer to the time that will bring about opportunities for Oaktree to purchase distressed assets. Without knowing exactly when this change will occur, but appropriately discounting it into the price of its stock, we finally came to the conclusion that we were being sufficiently rewarded by its high dividend yield and low relative price.

Brookfield may have been thinking something similar when it announced its intention to acquire Oaktree merely one month after we initiated a position in the company. We will often initiate a position in a company well before any fundamental improvements actually take place when we believe the conditions are being appropriately and often times excessively discounted. The acquisition will make Brookfield one of the largest money-managers and was well received by the market. The combination of these stocks is the largest source of outperformance in the first quarter of 2019.

Other top performing stocks for the first quarter were some of those that performed the worst in the fourth quarter, like Aptiv, Devon Energy and Radian. Nothing materially changed in our thesis to own these companies, only that the market’s knee-jerk reaction in one way is often followed by a reaction in the opposite direction.

Somewhat offsetting the strong performance in the stocks mentioned above were CenturyLink, which announced a long-awaited dividend cut in the first quarter, Centennial Resource Development and AbbVie. We initiated a position in CenturyLink aware of the high probability of a dividend cut. Even though dividend cuts are not generally well-received by the market in the short term, they can make a company more fundamentally sound if they strengthen a company’s balance sheet or in this case, free up capacity to pay down debt. The resulting relative dividend yield still remained high enough to reward us while we wait for the company to further strengthen

BAYWOOD SOCIALLYRESPONSIBLE FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2019

its balance sheet. We believe the track record its CEO, Jeff Storey, has created in turning around companies is worth paying more than the existing discount on the shares.

Within healthcare, pharmaceuticals have generally lagged due to concern over pricing power and future price controls. Among our holdings, AbbVie fell victim to this investor aversion. We can attempt to find issues with the individual company yet lackluster performance is better explained by looking at the overall sector. There have been very few “winners” recently due to bipartisan desire to control spiraling healthcare costs. While this is a noble objective, consensus, let alone implementation, will take time. Stock prices rarely wait for final outcomes, however. This is what we believe to be the prevailing reason for weakness across the industry.

Other additions include Weyerhaeuser, Packaging Corp, NXP Semiconductors, and Carmax. We eliminated Auto Nation, Encompass Health, Johnson Controls and International Business Machines in favor of those added.

As we look towards the second half of the fiscal year, we’re inclined to suggest that the recent bout of volatility will moderate. We would not, however, suggest that calm will remain for very long. With trade tensions, aging economic expansions and contentious elections on the not-too-distant horizon, reasons abound for volatility to rear its ugly head once again. Yet these are the environments we seek in order to capture mis-pricings. Those mis-pricings are what improve prospective total returns with lower risk levels. This generally simple yet difficult to adhere to strategy has served us, our clients and our shareholders well in the past and should continue to in the future.

Current and future portfolio holdings are subject to change and risk.

The MSCI KLD 400 Social Index and the Morningstar Category are used to compare fund performance to its peers. It is not possible to invest directly into an index or category. Past performance is no guarantee of future results.

Risk Considerations: Mutual fund investing involves risk, including the possible loss of principal. Socially responsible investment criteria may limit the number of investment opportunities available to the Fund or it may invest a larger portion of its assets in certain sectors which could be more sensitive to market conditions, economic, regulatory and environmental developments. These factors could negatively impact the Fund’s returns. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

BAYWOOD SOCIALLYRESPONSIBLE FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2019

The following charts reflect the change in the value of a hypothetical $10,000 investment in Investor Shares and a hypothetical $10,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Baywood SociallyResponsible Fund (the “Fund”) compared with the performance of the primary benchmark, Morningstar Large Value Index, and the secondary benchmark, MSCI KLD 400 Social Index (the “indices”), over the past ten fiscal years. The Morningstar US Large Value TR Index measures the performance of large-cap stocks with relatively low prices given anticipated per share earnings, book value, cash flow, sales and dividends. The MSCI KLD 400 Social Index is a capitalization weighted index of 400 US securities that provides exposure to companies with outstanding Environmental, Social and Governance ratings and excludes companies whose products have negative social or environmental impacts. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment

Investor Shares vs. Morningstar US Large Value TR Index and MSCI KLD 400 Social Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Baywood SociallyResponsible Fund Investor Shares*	0.91%	3.69%	11.23%
Morningstar US Large Value TR Index	7.17%	8.45%	13.19%
MSCI KLD 400 Social Index	10.14%	10.61%	15.74%

*	Performance for Investor Shares for periods prior to January 8, 2016, reflects the performance and expenses of City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the “Predecessor Fund”).

BAYWOOD SOCIALLYRESPONSIBLE FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2019

Comparison of Change in Value of a $10,000 Investment

Institutional Shares vs. Morningstar US Large Value TR Index and MSCI KLD 400 Social Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Five Year	Ten Year
Baywood SociallyResponsible Fund Institutional Shares*	1.22%	3.92%	11.48%
Morningstar US Large Value TR Index	7.17%	8.45%	13.19%
MSCI KLD 400 Social Index	10.14%	10.61%	15.74%

*	Performance for Institutional Shares for periods prior to January 8, 2016, reflects the performance and expenses of City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the “Predecessor Fund”).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 3.98% and 3.03%, respectively. However, the Fund’s advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.14% and 0.89% for Investor Shares and Institutional Shares, respectively, through January 31, 2020 (the “Expense Cap”) (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The advisor may be reimbursed by each Fund for fees waived and expenses reimbursed by the advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 409-2297.

BAYWOOD SOCIALLYRESPONSIBLE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

Shares	Security Description	Value
Common Stock - 96.5%
Basic Materials - 5.8%
1,800	Nutrien, Ltd.	$94,968
700	Packaging Corp. of America	69,566
2,100	The Mosaic Co.	57,351
		221,885
Capital Goods / Industrials - 4.9%
500	Cummins, Inc.	78,935
2,400	Sensata Technologies Holding PLC (a)	108,048
		186,983
Communication Services - 7.7%
5,300	CenturyLink, Inc.	63,547
3,400	Discovery Communications, Inc., Class C (a)	86,428
700	The Walt Disney Co.	77,721
1,200	Verizon Communications, Inc.	70,956
		298,652
Consumer Discretionary - 7.5%
800	Aptiv PLC	63,592
900	CarMax, Inc. (a)	62,820
1,600	Tapestry, Inc.	51,984
8,700	TRI Pointe Group, Inc. (a)	109,968
		288,364
Consumer Staples - 4.9%
2,300	Mondelez International, Inc., Class A	114,816
600	PepsiCo., Inc.	73,530
		188,346
Energy - 4.8%
3,600	Centennial Resource Development, Inc., Class A (a)	31,644
3,100	Devon Energy Corp.	97,836
1,300	Schlumberger, Ltd.	56,641
		186,121
Financials - 25.0%
3,400	Air Lease Corp.	116,790
1,500	American Express Co.	163,950
2,100	American International Group, Inc.	90,426
3,800	Bank of America Corp.	104,842
1,600	BOK Financial Corp.	130,480
3,250	Brookfield Asset Management, Inc., Class A	151,613
600	M&T Bank Corp.	94,212
1,100	Oaktree Capital Group, LLC	54,615
2,800	Radian Group, Inc.	58,072
		965,000
Health Care - 15.4%
700	AbbVie, Inc.	56,413
1,700	AstraZeneca PLC, ADR	68,731
500	Becton Dickinson and Co.	124,865
3,800	Koninklijke Philips NV, ADR	155,268
400	Laboratory Corp. of America Holdings (a)	61,192
1,400	Medtronic PLC	127,512
		593,981
Real Estate - 3.7%
4,200	Brookfield Property Partners LP	86,394
2,100	Weyerhaeuser Co. REIT	55,314
		141,708
Technology - 12.8%
2,800	Cisco Systems, Inc.	151,172
3,000	Corning, Inc.	99,300
3,400	HP, Inc.	66,062
1,800	Intel Corp.	96,660
900	NXP Semiconductors NV	79,551
		492,745

Shares	Security Description	Value
Transportation - 4.0%
8,800	AP Moller - Maersk A/S, ADR	$55,484
600	Union Pacific Corp.	100,320
		155,804
Total Common Stock (Cost $3,128,680)		3,719,589

Shares	Security Description	Value
Money Market Fund - 2.9%
113,665	Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 2.34% (b)
	(Cost $113,665)	113,665
Investments, at value - 99.4% (Cost $3,242,345)		$3,833,254
Other Assets & Liabilities, Net - 0.6%		22,945
Net Assets - 100.0%		$3,856,199

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

The following is a summary of the inputs used to value the Fund's instruments as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$3,719,589
Level 2 - Other Significant Observable Inputs	113,665
Level 3 - Significant Unobservable Inputs	–
Total	$3,833,254

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

PORTFOLIO HOLDINGS

% of Total Investments
Basic Materials	5.8%
Capital Goods / Industrials	4.9%
Communication Services	7.8%
Consumer Discretionary	7.5%
Consumer Staples	4.9%
Energy	4.8%
Financials	25.2%
Health Care	15.5%
Real Estate	3.7%
Technology	12.8%
Transportation	4.1%
Money Market Fund	3.0%
100.0%

See Notes to Financial Statements.

BAYWOOD SOCIALLYRESPONSIBLE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

ASSETS
Investments, at value (Cost $3,242,345)	$3,833,254
Cash	625
Receivables:
Fund shares sold	953
Investment securities sold	8,949
Dividends	7,954
From investment advisor	10,820
Prepaid expenses	20,866
Total Assets	3,883,421

LIABILITIES
Payables:
Investment securities purchased	8,084
Fund shares redeemed	860
Accrued Liabilities:
Trustees’ fees and expenses	23
Fund services fees	4,972
Other expenses	13,283
Total Liabilities	27,222
NET ASSETS	$3,856,199

COMPONENTS OF NET ASSETS
Paid-in capital	$3,263,153
Distributable earnings	593,046
NET ASSETS	$3,856,199
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	208,946
Institutional Shares	148,789

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $2,254,297)	$10.79
Institutional Shares (based on net assets of $1,601,902)	$10.77

See Notes to Financial Statements.

BAYWOOD SOCIALLYRESPONSIBLE FUND

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $434)	$41,737
Total Investment Income	41,737

EXPENSES
Investment advisor fees	13,555
Fund services fees	34,558
Transfer agent fees:
Investor Shares	8,942
Institutional Shares	9,192
Distribution fees:
Investor Shares	2,898
Custodian fees	2,487
Registration fees:
Investor Shares	7,336
Institutional Shares	7,554
Professional fees	10,779
Trustees' fees and expenses	1,005
Other expenses	14,621
Total Expenses	112,927
Fees waived and expenses reimbursed	(92,795)
Net Expenses	20,132

NET INVESTMENT INCOME	21,605

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	119,453
Net change in unrealized appreciation (depreciation) on investments	(432,524)
NET REALIZED AND UNREALIZED LOSS	(313,071)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(291,466)

See Notes to Financial Statements.

BAYWOOD SOCIALLYRESPONSIBLE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2019	For the Year Ended September 30, 2018
OPERATIONS
Net investment income	$21,605	$68,010
Net realized gain	119,453	890,310
Net change in unrealized appreciation (depreciation)	(432,524)	(186,732)
Increase (Decrease) in Net Assets Resulting from Operations	(291,466)	771,588

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(196,957)	(51,496)*
Institutional Shares	(132,573)	(120,653)**
Total Distributions Paid	(329,530)	(172,149)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	84,428	48,352
Institutional Shares	60,612	190,483
Reinvestment of distributions:
Investor Shares	185,914	48,772
Institutional Shares	130,131	120,102
Redemption of shares:
Investor Shares	(336,965)	(542,020)
Institutional Shares	(47,848)	(4,342,445)
Increase (Decrease) in Net Assets from Capital Share Transactions	76,272	(4,476,756)
Decrease in Net Assets	(544,724)	(3,877,317)

NET ASSETS
Beginning of Period	4,400,923	8,278,240
End of Period	$3,856,199	$4,400,923 ***

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	7,432	3,910
Institutional Shares	5,610	15,647
Reinvestment of distributions:
Investor Shares	18,356	4,058
Institutional Shares	12,863	10,021
Redemption of shares:
Investor Shares	(30,956)	(44,965)
Institutional Shares	(4,596)	(363,462)
Increase (Decrease) in Shares	8,709	(374,791)

*	Distribution was the result of net investment income and net realized gain of $14,499 and $36,997, respectively, at September 30, 2018.

**	Distribution was the result of net investment income and net realized gain of $45,236 and $75,417, respectively, at September 30, 2018.

***	Includes undistributed net investment income of $1,735 at September 30, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.

BAYWOOD SOCIALLYRESPONSIBLE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2019		For the Years Ended September 30,
			2018	2017	2016	2015	2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$12.62		$11.45	$10.14	$10.16	$11.42	$12.26
INVESTMENT OPERATIONS
Net investment income (a)	0.06		0.09	0.06	0.08	0.11	0.18
Net realized and unrealized gain (loss)	(0.94)		1.30	1.35	0.71	(0.98)	1.15
Total from Investment Operations	(0.88)		1.39	1.41	0.79	(0.87)	1.33

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)		(0.06)	(0.10)	(0.28)	(0.10)	(0.15)
Net realized gain	(0.88)		(0.16)	–	(0.53)	(0.29)	(2.02)
Total Distributions to Shareholders	(0.95)		(0.22)	(0.10)	(0.84)	(0.39)	(2.17)
NET ASSET VALUE, End of Year	$10.79		$12.62	$11.45	$10.14	$10.16	$11.42
TOTAL RETURN	(6.41	)%(b)	12.29%	13.98%	8.28%	(7.86)%	12.11%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$2,254		$2,701	$2,874	$9,890	$23,045	$26,763
Ratios to Average Net Assets:
Net investment income	1.01	%(c)	0.76%	0.60%	0.77%	0.99%	1.55%
Net expenses	1.14	%(c)	1.14%	1.14%	1.28%	1.14%	1.14%
Gross expenses(d)	5.60	%(c)	3.98%	2.64%	1.84%	1.37%	1.46%
PORTFOLIO TURNOVER RATE	19	%(b)	31%	42%	57%	29%	34%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

BAYWOOD SOCIALLYRESPONSIBLE FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2019		For the Years Ended September 30,
			2018	2017	2016	2015		2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$12.60		$11.43	$10.15	$10.18	$11.45		$12.28
INVESTMENT OPERATIONS
Net investment income (a)	0.07		0.12	0.10	0.14	0.14		0.19
Net realized and unrealized gain (loss)	(0.93)		1.31	1.33	0.66	(0.99)		1.18
Total from Investment Operations	(0.86)		1.43	1.43	0.80	(0.85)		1.37

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		(0.10)	(0.15)	(0.30)	(0.13)		(0.18)
Net realized gain	(0.88)		(0.16)	–	(0.53)	(0.29)		(2.02)
Total Distributions to Shareholders	(0.97)		(0.26)	(0.15)	(0.83)	(0.42)		(2.20)
NET ASSET VALUE, End of Year	$10.77		$12.60	$11.43	$10.15	$10.18		$11.45
TOTAL RETURN	(6.28	)%(b)	12.66%	14.18%	8.40%	(7.70)%		12.46%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted)	$1,602		$1,699	$5,404	$5,555	$238,379		$172,830
Ratios to Average Net Assets:
Net investment income	1.27	%(c)	1.01%	0.92%	1.35%	1.22%		1.62%
Net expenses	0.89	%(c)	0.89%	0.89%	0.89%	0.89	%(d)	0.89%
Gross expenses(e)	6.18	%(c)	3.03%	2.64%	1.00%	0.87%		0.96%
PORTFOLIO TURNOVER RATE	19	%(b)	31%	42%	57%	29%		34%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Note 1. Organization

Baywood ValuePlus Fund and Baywood SociallyResponsible Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Baywood ValuePlus Fund commenced operations on December 2, 2013, through a reorganization of a collective investment trust into the Baywood ValuePlus Fund. The collective investment trust was previously managed by the Baywood ValuePlus Fund’s Advisor and portfolio management team. This collective investment trust was organized and commenced operations on June 27, 2008. The Baywood ValuePlus Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood ValuePlus Fund seeks to achieve long-term capital appreciation by investing in undervalued equity securities. The Baywood SociallyResponsible Fund commenced operations on January 3, 2005. The Baywood SociallyResponsible Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood SociallyResponsible Fund seeks to provide long-term capital growth.

On December 7, 2015, at a special meeting of shareholders of Baywood SociallyResponsible Fund, formerly City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the "Predecessor Fund"), the shareholders approved a proposal to reorganize the Predecessor Fund into the Baywood SociallyResponsible Fund, a newly created series of the Forum Funds II. The Predecessor Fund was sub-advised by the Fund's Advisor, SKBA Capital Management, LLC, with the same portfolio managers as the Baywood SociallyResponsible Fund. The Baywood SociallyResponsible Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines and restrictions. The primary purpose of the reorganization was to move the Predecessor Fund to a newly created series of Forum Funds II. As a result of the reorganization, the Baywood SociallyResponsible Fund is now operating under the supervision of the Trust’s board of trustees. On January 8, 2016, the Baywood SociallyResponsible Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for Shares of the Baywood SociallyResponsible Fund with the same aggregate value. No commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Each Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Advisor – SKBA Capital Management, LLC (the “Advisor”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, at an annual rate of 0.50% and 0.70% of the average daily net assets of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, each Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of each Fund’s average daily net assets of Investor Shares for providing distribution and/or shareholder services to the Funds. The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 0.95% and Institutional Shares to 0.70% through January 31, 2020, for Baywood ValuePlus Fund. The Advisor also has contractually agreed to waive its fees and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 1.14% and Institutional Shares to 0.89% through January 31, 2020 for Baywood SociallyResponsible Fund. Other Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended March 31, 2019, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
Baywood ValuePlus Fund	$6,611	$64,415	$22,905	$93,931
Baywood SociallyResponsible Fund	13,555	56,836	22,404	92,795

The Advisor may be reimbursed by each Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2019, $403,067 and $404,947 in the Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, respectively, is subject to recapture by the Advisor. Other Waivers are not eligible for recoupment.

BAYWOOD FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2019

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2019, were as follows:

	Purchases	Sales
Baywood ValuePlus Fund	$712,995	$729,910
Baywood SociallyResponsible Fund	716,750	914,076

Note 6. Federal Income Tax

As of March 31, 2019, the cost for federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Baywood ValuePlus Fund	$307,909	$(102,589)	$205,320
Baywood SociallyResponsible Fund	700,594	(109,685)	590,909

As of September 30, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Total
Baywood ValuePlus Fund	$2,321	$123,969	$494,874	$621,164
Baywood SociallyResponsible Fund	1,735	301,687	910,620	1,214,042

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, partnerships and equity return of capital.

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Funds' financial statements for the period ended March 31, 2019.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

BAYWOOD FUNDS
ADDITIONAL INFORMATION
MARCH 31, 2019

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (855) 409-2297 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 409-2297 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the fund, you incur ongoing costs, including management fees, distribution (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

BAYWOOD FUNDS
ADDITIONAL INFORMATION
MARCH 31, 2019

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Baywood ValuePlus Fund
Investor Shares
Actual	$1,000.00	$945.18	$4.61	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Shares
Actual	$1,000.00	$947.16	$3.40	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Baywood SociallyResponsible Fund
Investor Shares
Actual	$1,000.00	$935.91	$5.50	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Institutional Shares
Actual	$1,000.00	$937.24	$4.30	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	$4.48	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

FOR MORE INFORMATION:

P.O. Box 588
Portland, ME 04112
(855) 409-2297 (toll free)

INVESTMENT ADVISOR

SKBA Capital Management, LLC
44 Montgomery Street, Suite 3500
San Francisco, CA 94104

TRANSFER AGENT

 Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

217-SAR-0319

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

INSTITUTIONAL SHARES (CFROX)

SUPRA INSTITUTIONAL SHARES (CSFOX)

SEMI-ANNUAL REPORT

MARCH 31, 2019

(Unaudited)

Beginning on January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (844) 856-1516, caravan.ta@atlanticfundservices.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (844) 856-1516, caravan.ta@atlanticfundservices.com, or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to the Caravan Frontier Markets Opportunities Fund.

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2019

Dear Shareholder,

The semi-annual period ended March 31, 2019 for the Caravan Frontier Markets Opportunities Fund (the “Fund”) can be viewed as a tale of two starkly different quarters. A sharp decline in the global equity markets led by the US during the quarter ended December 31, 2018 was followed by near V-shaped recoveries in which the global benchmarks retraced almost all of their earlier losses. We believe key pivot points that turned investor sentiment were an about-face in the Fed’s policy outlook to a dovish stance, a shift in US-China trade conflict from brinkmanship to collaborative dialogue backed by talks of progress from leadership from both sides, and China’s additional economic fiscal and monetary stimulus measures. At the end of the semi-annual period, the Fund’s benchmark MSCI Frontier Emerging Markets Index returned +5.1% ahead of its more developed counterparts’ returns. In comparison, for the period, the S&P 500 returned -1.7%, the MSCI EAFE Index returned -3.8%, and the MSCI Emerging Markets Index gained +1.7%. The Supra Institutional share class of the Caravan Frontier Markets Opportunities Fund returned -6.0% for this same period.

The largest drag on the Fund’s relative performance was the Philippines which subtracted -2.4%. While the Fund’s stock selection in the country returned +14.7%, ahead of the country benchmark’s +13.6%, this outperformance was not enough to offset the negative effect of the Fund’s significantly lower country weight. We note that we had actually increased our weight in the Philippines during this period from a very low level on expectation that inflationary pressures should begin to ease and lead to a stabilization in the currency, marginally looser credit conditions, and a lift in consumption. We increased our positions in what we believe is a low-priced large bank with the highest mix of consumer loans among large banks (Metropolitan Bank & Trust) and a holding company for a portfolio of market-leading discount hypermarkets and other modern retail chains (Cosco Capital) that had been taking steps to sell non-core, money-losing businesses. Nevertheless, the Fund’s average country weight during the period was 6.8%, significantly lower than the 24.5% (the largest) for the benchmark - a reflection of the Fund’s diversified, more balanced approach.

Short-term rallies in the benchmark country heavyweights, particularly those with high relative valuation such as the Philippines, at times present headwinds for the Fund’s relative performance. Unfortunately, this latest semi-annual period was one of those times. We note that this is a reversal from the prior period (last fiscal year) when the Fund’s underweight in the Philippines was in fact a top contributor to relative performance. We believe maintaining lower relative exposures to what we view as over-represented, pricier countries in the MSCI benchmark and higher exposures to a broader, more diversified universe of relatively under-valued, higher growth smaller countries (both in and off benchmark) will ultimately lead to higher returns and less risk in the longer run.

Another significant detractor to the Fund’s relative performance was Gulf Marine Services, which subtracted -2.3% in the six-month period. Gulf Marine Services is a UAE-based offshore oil services operator of self-propelled, self-elevating support vessels (SESVs). In December 2018, the company management surprised the market by warning that it will likely breach its debt covenants due to unexpected customer delays in implementation of recently awarded contracts and by lowering their business outlook for 2019 on slower than expected recovery in day rates. The share price collapsed sharply then partially recovered in January on news of share buying by strategic players and optimism for a successful debt re-negotiation. While the company came back into compliance after revision of the covenant terms, a recovery in the shares has stalled more recently as management indicated that the ongoing softness in the operating environment may lead to non-compliance again. Management, however, remained optimistic for another round of successful negotiations with the banks. We believe a strong rise in oil prices year-to-date and a possibility of an end to OPEC production cuts create an operating environment for a further increase in utilization rates and the long-awaited recovery in day rates to finally materialize.

The recent six-month period was an especially trying period for both smaller country and small cap stocks, to which the Fund had higher relative exposure versus the benchmark due to their generally lower valuations. This dynamic is highlighted by the Fund’s underperformance in Kuwait – the benchmark’s 2nd largest country with an average weight of 11.7%. Kuwait detracted -1.1% as the Fund’s lower country weight and a tilt towards smaller market caps both subtracted from relative performance. The largest market caps rallied strongly on buying ahead on expectations that MSCI will upgrade Kuwait to Emerging Market status, paving the way for additional passive fund inflows. We believe this is a temporary boost and that smaller cap value names in the Fund supported, by company-specific growth drivers as well as a more supportive macro and fund flow backdrop in Kuwait, should be able to play catch-up to their larger cap counterparts. More generally, we expect the catch-up rally to apply to a good part of the Fund’s small cap value holdings as fund flows stabilize and improve. This applies especially to the frontier markets which we suspect were weighed down by significant fund outflows from global frontier mutual funds over the past few years – which we note overlapped closely with the Fed’s tightening cycle that is now on pause.

On the positive side, major contributors to the Fund’s relative performance were Kenya and Nigeria, which added +0.5% and +0.3%, respectively. In both markets, the Fund benefited from higher relative returns from stock selection. In Kenya, shares of Kenolkobil (a downstream oil and gas distribution company with a market leading network of gas stations) rallied following announcement in

1

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2019

October 2018 that the firm was being taken-out. French energy firm Rubis Energie agreed to purchase Kenolkobil at a 50% premium to the prevailing market price. Kenolkobil is a case study of how the Fund’s goal of investing in overlooked and undervalued, but wellrun small cap companies led by quality management in the frontier markets can ultimately be rewarded with outsized returns. After an extended period of trading at what we believe were discounted valuations relative to its solid fundamentals, the company was recognized by a strategic industry buyer who was better-informed and appreciated its true value.

In Nigeria, the Fund was helped by outperformance in Zenith Bank, which returned +12.5% while the country benchmark posted a negative return of -2.8%. Zenith Bank is Nigeria’s second largest bank. Amid an environment of lackluster loan growth, Zenith Bank outperformed its peers by effectively lowering its cost of funds, resulting in a positive surprise on its net interest income growth that offset negative loan volume growth. Through its digital banking presence, the bank is shifting more of its loans to the higher yielding consumer segment and away from its traditional focus on corporate loans. The bank expects consumer loans to rise from just 1% of total credit in 2018 to 4% in 2019.

Looking ahead, we are cautiously optimistic about the prospects for the frontier emerging universe. We expect the current risk-on investment sentiment to persist in the near term as we believe the factors underpinning the recent rally are likely to stay intact. The Fed is likely to maintain its dovish stance with inflation expectations well-anchored for now. Additional stimulus measures applied in the early part of the year in China should continue to stabilize to strengthen the economy there. While the US-China trade negotiations are still ongoing (unsurprising given the complexity of the issues being discussed), we are likely to see some type of agreement before the year is over. We expect a trade settlement to dispel the uncertainty factor and potentially provide a lift to trade-dependent economies and various capex plans that may been put on hold.

We thank you for your investment in the Caravan Frontier Markets Opportunities Fund.

CARAVAN CAPITAL MANAGEMENT

Cliff Quisenberry, CFA
CEO/Chief Investment Officer
Caravan Capital Management, LLC

Important Disclosure

An investment in the Fund is subject to risk, including the possible loss of principal. Derivatives, such as options, futures, forwards and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund. Foreign investments may be subject to additional risks which include international trade, currency, political, regulatory and diplomatic risks. Emerging markets investments additional risks include greater political and economic uncertainties as well as a relative lack of information about companies in such markets.

Securities traded on frontier and emerging markets are potentially illiquid and may be subject to volatility and high transaction costs. Frontier markets may be concentrated in the Commercial Banks industry, which can be affected by global and local economic conditions. Mid, Small and micro capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies.

2

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2019

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Caravan Frontier Markets Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the MSCI Frontier Emerging Markets Index and the secondary benchmark, MSCI Frontier Emerging Markets Net Total Return Index (the "indices"), since inception. The MSCI Frontier Emerging Markets Index is a capitalization weighted index that is designed to measure equity performance across large and mid cap companies across frontier emerging market countries. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $100,000 Investment
Caravan Frontier Markets Opportunities Fund - Institutional Shares vs. MSCI Frontier Emerging Markets Index vs. MSCI Frontier Emerging Markets Net Total Return Index

Average Annual Total Returns Periods Ended March 31, 2019	One Year	Since Inception*
Caravan Frontier Markets Opportunities Fund - Institutional Shares	-21.38%	-12.95%
Caravan Frontier Markets Opportunities Fund - Supra Institutional Shares	-21.18%	-12.74%
MSCI Frontier Emerging Markets Index (since November 14, 2017)	-10.29%	-2.97%
MSCI Frontier Emerging Markets Net Total Return Index (since November 14, 2017)	-8.00%	-0.65%

*	Institutional Shares commenced operations on November 14, 2017 and Supra Institutional Shares commenced operations on November 15, 2017.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional and Supra Institutional Shares are 4.57% and 3.09%, and the net expense ratios are 1.65% and 1.35%, respectively. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% and 1.30%, respectively, through February 1, 2020 (the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/ expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 90 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 856-1516.

3

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2019

Shares	Security Description	Value
Common Stock - 88.7%
Argentina - 8.0%
32,200	Adecoagro SA (a)	$221,858
5,400	Banco Macro SA, ADR	247,104
12,500	BBVA Banco Frances SA, ADR	118,875
96,300	Bolsas y Mercados Argentinos SA	717,311
15,217	Grupo Clarin SA, GDR (a)(b)(c)	27,652
		1,332,800
Bangladesh - 5.1%
623,352	Beximco Pharmaceuticals, Ltd., GDR (c)	361,289
560,097	Golden Harvest Agro Industries, Ltd. (a)	239,045
8,704	Youngone Corp.	249,978
		850,312
Colombia - 5.2%
134,550	Almacenes Exito SA	612,813
161,862	CEMEX Latam Holdings SA (a)	243,705
		856,518
Cyprus - 1.3%
149,757	Bank of Cyprus Holdings PLC (a)	221,747
Egypt - 4.8%
30,861	Commercial International Bank Egypt SAE	121,360
160,528	Egyptian Financial Group-Hermes Holding Co. (a)	153,859
22,416	Egyptian International Pharmaceuticals EIPICO	92,406
171,940	ElSewedy Electric Co.	154,280
19,331	Integrated Diagnostics Holdings PLC (d)	88,922
82,396	Obour Land For Food Industries	41,317
199,817	Oriental Weavers	135,018
		787,162
Estonia - 1.2%
169,297	Tallink Grupp AS	196,556
Georgia - 4.1%
6,610	Bank of Georgia Group PLC	142,310
11,932	Georgia Capital PLC (a)	169,395
18,416	TBC Bank Group PLC	370,342
		682,047
Kazakhstan - 3.9%
37,896	Halyk Savings Bank of Kazakhstan JSC, GDR	439,594
23,797	KCell JSC, GDR	116,367
80,242	Nostrum Oil & Gas PLC (a)	96,673
		652,634
Kenya - 4.4%
283,400	Equity Group Holdings, Ltd. PLC	116,959
463,700	KCB Group, Ltd.	202,639
1,502,200	Safaricom PLC	410,571
		730,169
Kuwait - 9.1%
153,363	Gulf Bank KSCP	156,843
57,327	Human Soft Holding Co. KSC	607,391
150,097	Mabanee Co. SAK	285,781
104,625	Mobile Telecommunications Co. KSC	166,519
99,276	National Bank of Kuwait SAKP	293,813
		1,510,347
Lithuania - 1.4%
441,442	Siauliu Bankas AB	227,291
Mauritius - 1.3%
27,300	MCB Group, Ltd.	214,930
Nigeria - 6.2%
7,036,390	Guaranty Trust Bank PLC	702,665
5,255,882	Zenith Bank PLC	317,391
		1,020,056

Shares	Security Description	Value
Pakistan - 2.4%
85,100	Kohinoor Textile Mills, Ltd.	$27,129
38,200	Lucky Cement, Ltd.	116,226
60,500	MCB Bank, Ltd.	84,476
158,500	Oil & Gas Development Co., Ltd.	166,158
		393,989
Peru - 5.5%
128,641	Alicorp SAA, Class C	420,706
72,315	BBVA Banco Continental SA	86,970
800	Credicorp, Ltd.	191,960
282,344	Ferreycorp SAA	210,206
		909,842
Philippines - 8.2%
4,724,500	Cosco Capital, Inc. (c)	688,296
273,670	Metropolitan Bank & Trust Co.	416,420
19,141,000	STI Education Systems Holdings, Inc. (c)	258,810
		1,363,526
Romania - 3.1%
516,602	Banca Transilvania SA	251,865
87,735	BRD-Groupe Societe Generale SA	267,984
		519,849
Senegal - 1.1%
5,449	Sonatel SA	182,639

Sri Lanka - 2.9%
405,676	John Keells Holdings PLC	360,601
757,731	Tokyo Cement Co. Lanka PLC (a)(c)	89,373
331,311	Tokyo Cement Co. Lanka PLC, Non-Voting Shares (a)(c)	34,925
		484,899
Ukraine - 1.2%
19,184	MHP SE, GDR	196,636

United Arab Emirates - 1.1%
948,036	Gulf Marine Services PLC (a)	179,042

Vietnam - 7.2%
2,936,000	CP Pokphand Co., Ltd.	265,551
106,000	FPT Corp.	207,852
75,648	LS Cable & System Asia, Ltd. (c)	396,534
119,000	Military Commercial Joint Stock Bank	114,877
225,128	PetroVietnam Technical Services Corp.	199,864
4	Superdong Fast Ferry Kien Giang JSC	2
		1,184,680
Total Common Stock (Cost $17,959,412)		14,697,671
Investment Companies - 2.7%
1,288,028	Fondul Proprietatea SA	276,911
36,722	VinaCapital Vietnam Opportunity Fund, Ltd.	159,747
Total Investment Companies (Cost $469,741)		436,658
Exchange Traded Funds - 6.3%
24,300	iShares MSCI Frontier 100 ETF	691,578
10,700	iShares MSCI Saudi Arabia ETF	356,310
Total Exchange Traded Funds (Cost $973,739)		1,047,888
Money Market Fund - 2.7%
442,169	Fidelity Investments Treasury Portfolio,
	Institutional Shares, 2.34% (e)
	(Cost $442,169)	442,169

Investments, at value - 100.4% (Cost $19,845,061)		$16,624,386
Other Assets & Liabilities, Net - (0.4)%		(58,632)
Net Assets - 100.0%		$16,565,754

See Notes to Financial Statements.

4

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2019

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $27,652 or 0.2% of net assets.
(c)	Illiquid Security.
(d)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $88,922 or 0.5% of net assets.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2019.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2019.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$16,154,565
Level 2 - Other Significant Observable Inputs	442,169
Level 3 - Significant Unobservable Inputs	27,652
Total	$16,624,386

The Level 1 value displayed in this table are Common Stock, Investment Companies and Exchange Traded Funds. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by country.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

Common Stock
Balance as of September 30, 2018	$50,416
Change in Unrealized Appreciation/ (Depreciation)	(22,764)
Balance as of March 31, 2019	$27,652
Net change in unrealized appreciation (depreciation) from investments held as of March 31, 2019*	$(22,764)

*	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

PORTFOLIO HOLDINGS
% of Total Investments
Argentina	8.0%
Bangladesh	5.1%
Colombia	5.2%
Cyprus	1.3%
Egypt	4.7%
Estonia	1.2%
Georgia	4.1%
Kazakhstan	3.9%
Kenya	4.4%
Kuwait	9.1%
Lithuania	1.4%
Mauritius	1.3%
Nigeria	6.1%
Pakistan	2.4%
Peru	5.5%
Philippines	8.2%
Romania	3.1%
Senegal	1.1%
Sri Lanka	2.9%
Ukraine	1.2%
United Arab Emirates	1.1%
Vietnam	7.1%
Investment Companies	2.6%
Exchange Traded Funds	6.3%
Money Market Fund	2.7%
100.0%

See Notes to Financial Statements.

5

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2019

ASSETS
Investments, at value (Cost $19,845,061)	$16,624,386
Foreign currency (Cost $169,277)	169,228
Receivables:
Fund shares sold	147,025
Dividends	44,925
From investment adviser	5,776
Prepaid expenses	1,660
Total Assets	16,993,000

LIABILITIES
Payables:
Investment securities purchased	212,710
Fund shares redeemed	174,962
Due to custodian	3,000
Foreign capital gains tax payable	5,195
Accrued Liabilities:
Trustees’ fees and expenses	44
Fund services fees	8,299
Other expenses	23,036
Total Liabilities	427,246
NET ASSETS	$16,565,754

COMPONENTS OF NET ASSETS
Paid-in capital	$20,006,288
Distributable earnings	(3,440,534)
NET ASSETS	$16,565,754
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	154,320
Supra Institutional Shares	1,872,822

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,260,955)	$8.17
Supra Institutional Shares (based on net assets of $15,304,799)	$8.17

*	Shares redeemed or exchanged within 90 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.

6

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2019

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $16,599)	$154,221
Total Investment Income	154,221

EXPENSES
Investment adviser fees	87,131
Fund services fees	46,166
Transfer agent fees:
Institutional Shares	9,065
Supra Institutional Shares	9,456
Custodian fees	20,308
Registration fees:
Institutional Shares	932
Supra Institutional Shares	1,937
Professional fees	16,418
Trustees' fees and expenses	1,224
Offering costs	2,244
Other expenses	18,761
Total Expenses	213,642
Fees waived and expenses reimbursed	(108,783)
Net Expenses	104,859

NET INVESTMENT INCOME	49,362

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments (Net of foreign withholding taxes of $(66))	(186,175)
Foreign currency transactions	(4,158)
Net realized loss	(190,333)
Net change in unrealized appreciation (depreciation) on:
Investments	(875,197)
Deferred foreign capital gains taxes	7,527
Foreign currency translations	(441)
Net change in unrealized appreciation (depreciation)	(868,111)
NET REALIZED AND UNREALIZED LOSS	(1,058,444)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,009,082)

See Notes to Financial Statements.

7

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2019	November 14, 2017* through September 30, 2018
OPERATIONS
Net investment income	$49,362	$244,283
Net realized loss	(190,333)	(99,075)
Net change in unrealized appreciation (depreciation)	(868,111)	(2,358,869)
Decrease in Net Assets Resulting from Operations	(1,009,082)	(2,213,661)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(13,207)	–
Supra Institutional Shares	(201,950)	(2,634)**
Total Distributions Paid	(215,157)	(2,634)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	51,975	1,588,304
Supra Institutional Shares	3,064,620	16,647,153
Reinvestment of distributions:
Institutional Shares	13,207	–
Supra Institutional Shares	201,950	2,634
Redemption of shares:
Institutional Shares	(40,001)	(40,015)
Supra Institutional Shares	(1,158,663)	(327,422)
Redemption fees:
Institutional Shares	72	186
Supra Institutional Shares	841	1,447
Increase in Net Assets from Capital Share Transactions	2,134,001	17,872,287
Increase in Net Assets	909,762	15,655,992

NET ASSETS
Beginning of Period	15,655,992	–
End of Period	$16,565,754	$15,655,992 ***

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,434	155,632
Supra Institutional Shares	366,992	1,656,430
Reinvestment of distributions:
Institutional Shares	1,691	–
Supra Institutional Shares	25,891	263
Redemption of shares:
Institutional Shares	(5,102)	(4,335)
Supra Institutional Shares	(143,612)	(33,142)
Increase in Shares	252,294	1,774,848

*	Commencement of operations.
**	Distribution was the result of net investment income for the period ending September 30, 2018.
***	Includes undistributed net investment income of $175,851 at September 30, 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated.

See Notes to Financial Statements.

8

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2019		November 14, 2017 (a) Through September 30, 2018
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$8.80		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.01		0.17
Net realized and unrealized loss	(0.55)		(1.37)
Total from Investment Operations	(0.54)		(1.20)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		–
Total Distributions to Shareholders	(0.09)		–

REDEMPTION FEES(b)	0.00	(c)	0.00	(c)
NET ASSET VALUE, End of Period	$8.17		$8.80
TOTAL RETURN	(6.10	)%(d)	(12.00	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$1,261		$1,332
Ratios to Average Net Assets:
Net investment income	0.32	%(e)	1.98	%(e)
Net expenses	1.60	%(e)	1.60	%(e)
Gross expenses (f)	4.32	%(e)	4.52	%(e)
PORTFOLIO TURNOVER RATE	8	%(d)	12	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

9

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended March 31, 2019		November 15, 2017 (a) Through September 30, 2018
SUPRA INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$8.82		$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.03		0.19
Net realized and unrealized loss	(0.56)		(1.37)
Total from Investment Operations	(0.53)		(1.18)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)		(0.00	)(c)
Total Distributions to Shareholders	(0.12)		(0.00)

REDEMPTION FEES(b)	0.00	(c)	0.00	(c)
NET ASSET VALUE, End of Period	$8.17		$8.82
TOTAL RETURN	(5.99	)%(d)	(11.77	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$15,305		$14,324
Ratios to Average Net Assets:
Net investment income	0.65	%(e)	2.15	%(e)
Net expenses	1.30	%(e)	1.30	%(e)
Gross expenses (f)	2.56	%(e)	3.04	%(e)
PORTFOLIO TURNOVER RATE	8	%(d)	12	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

10

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Note 1. Organization

The Caravan Frontier Markets Opportunities Fund (the “Fund”) is a diversified portfolio of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and Supra Institutional Shares. Institutional Shares and Supra Institutional Shares commenced operations on November 14, 2017, and November 15, 2017, respectively. The Fund’s investment objective is long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity

11

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of March 31, 2019, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund will file a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2019, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

12

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

Offering Costs – Offering costs for the Caravan Frontier Markets Opportunities Fund of $26,929 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Caravan Frontier Markets Opportunities Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statement of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Caravan Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.10% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60% and 1.30%, through February 1, 2020, of the Institutional Shares and Supra Institutional Shares, respectively. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended March 31, 2019, fees waived and/or reimbursed expenses were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$87,132	$6,579	$15,072	$108,783

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current

13

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2019

expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of March 31, 2019, $280,915 is subject to recapture by the Adviser.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended March 31, 2019, were $3,177,632 and $1,254,101, respectively.

Note 6. Federal Income Tax

As of March 31, 2019, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net appreciation were as follows:

Gross Unrealized Appreciation	$417,314
Gross Unrealized Depreciation	(3,637,989)
Net Unrealized Depreciation	$(3,220,675)

As of September 30, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$193,291
Capital and Other Losses	(10,656)
Unrealized Depreciation	(2,398,930)
Total	$(2,216,295)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in passive foreign investment companies (“PFIC”) and wash sales.

As of September 30, 2018, the Fund had $10,656 of available short-term capital loss carryforwards that have no expiration date.

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification,” which includes: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These changes were effective November 5, 2018. These amendments are reflected in the Fund's financial statements for the period ended March 31, 2019.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

14

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

ADDITIONAL INFORMATION

MARCH 31, 2019

Investment Advisory Agreement Approval

At the March 26, 2019 Board meeting (the “March meeting”), the Board, including the Independent Trustees, met in person and considered the approval of the continuance of the investment advisory agreement between Caravan Capital Management, LLC (the “Adviser”) and the Trust pertaining to the Caravan Frontier Markets Opportunities Fund (the “Advisory Agreement”). In preparation for the March meeting, the Board was presented with a range of information to assist in its deliberations. The Board requested and reviewed written responses from the Adviser to a letter circulated on the Board's behalf concerning the personnel, operations, financial condition, performance, compensation, and services provided to the Fund by the Adviser. During its deliberations, the Board received an oral presentation from the Adviser and discussed the materials with the Adviser, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and, as necessary, with the Trust's administrator, Atlantic Fund Services. The Independent Trustees also met in executive session with Independent Legal Counsel while deliberating.

At the March meeting, the Board reviewed, among other matters, the topics discussed below.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services to be provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability and necessary staffing and experience to provide quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, including the investment objective and strategy of the Fund and discussion of the performance achieved by the Adviser, the Board reviewed the performance of the Fund compared to its primary benchmark. The Board observed that the Fund underperformed its primary benchmark index, the MSCI Frontier Emerging Markets Index, for the one-year period ended December 31, 2018 and for the period since the Fund’s inception on November 14, 2017. The Board also considered the Fund’s performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) believed to have characteristics similar to those of the Fund. The Board observed that the Fund underperformed the median of its Broadridge peers for the one-year period ended December 31, 2018. The Board noted the Adviser’s representation that the Fund’s underperformance relative to the benchmark and Broadridge peers over the one-year period could be attributed, in part, to the underperformance of value-oriented and small-capitalization stocks held in the Fund’s portfolio, particularly investments in Kuwait, which underperformed their large cap stock counterparts during the period. The Board noted the Adviser’s representation that it had undertaken certain remedial measures with respect to the Fund’s investments in certain foreign markets and that the Adviser had represented that it remained confident in the Fund’s investments in Kuwait. The Board further noted the Adviser’s belief that factors which negatively impacted the performance of frontier market investments in 2018, were likely to ease in 2019, leading to a positive impact on future Fund performance. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s management of the Fund could benefit the Fund and its respective shareholders.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peers. The Board observed that the Fund’s actual advisory fee rate was less than the median of its Broadridge Peers, and that the Fund’s actual total expenses were more than the median of its Broadrigdge Peers. The Board also recognized that the Adviser had contractually agreed to waive fees or reimburse expenses to the extent necessary to keep the total expense ratio of the Fund at a competitive level. Based on the foregoing and other applicable considerations,

15

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

ADDITIONAL INFORMATION

MARCH 31, 2019

the Board concluded that the advisory fees paid to the Adviser by the Fund appeared to be reasonable in light of the nature, extent and quality of services provided by the Adviser.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activity. The Board noted the Adviser’s representation that it had subsidized the Fund’s operations since the inception of the Fund. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale at higher asset levels, but that the Adviser had not identified economies of scale at current asset levels that would warrant proposing breakpoints in fees at this time. Based on the foregoing information and other applicable considerations, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. In addition, various materials provided to and discussed with the Board throughout the year, including with respect to performance and compliance, also informed the Board’s decision. The Board reviewed a memorandum from Independent Legal Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board, in the exercise of its reasonable business judgment, approved the continuation of the Advisory Agreement.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (844) 856-1516 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 856-1516 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

16

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

ADDITIONAL INFORMATION

MARCH 31, 2019

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Shares
Actual	$1,000.00	$938.95	$7.73	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Supra Institutional Shares
Actual	$1,000.00	$940.08	$6.29	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

17

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND

INSTITUTIONAL SHARES (CFROX)

SUPRA INSTITUTIONAL SHARES (CSFOX)

FOR MORE INFORMATION:

P.O. Box 588
Portland, ME 04112
(844) 856-1516 (toll free)

INVESTMENT ADVISER

Caravan Capital Management, LLC
950 Pacific Avenue, Suite 500
Tacoma, WA 98402

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

206-SAR-0319

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	May 28, 2019

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	May 28, 2019